                                POWER OF ATTORNEY

         I, Marc Costantini, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 1, 2006 and remains in effect until revoked or revised.





SIGNATURE                               TITLE                   DATE
---------                               -----                   ----


/s/ Marc Costantini                     Director                January 31, 2006
---------------------
Marc Costantini

                                POWER OF ATTORNEY

         I, Warren A. Thomson, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 1, 2006 and remains in effect until revoked or revised.



SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

/s/  Warren A. Thomson                  Director                February 8, 2006
-----------------------
 Warren A. Thomson

                                POWER OF ATTORNEY

         I, Jonathan Chiel, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 1, 2006 and remains in effect until revoked or revised.





SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

/s/ Jonathan Chiel                      Director                February 9, 2006
--------------------
Jonathan Chiel

                                POWER OF ATTORNEY

         I, Robert A. Cook, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 1, 2006 and remains in effect until revoked or revised.




SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

/s/ Robert A. Cook                      Director                February 9, 2006
---------------------
Robert A. Cook

                                POWER OF ATTORNEY

         I, James R. Boyle, in my capacity as a Director of John Hancock Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually,, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 1, 2006 and remains in effect until revoked or revised.



SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

/s/ James R. Boyle                      Director                February 3, 2006
-------------------
James R. Boyle

                                POWER OF ATTORNEY


I, John D. DesPrez III, in my capacity as a Director of John Hancock
Variable Life Insurance Company (the "Company"), do hereby constitute and appoint John D. DesPrez III, Marc Costantini, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually,, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for the Company, the Company's registered Separate Accounts, and any other variable annuity or variable life insurance separate account of the Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable the Company or any variable annuity or variable life insurance separate account of the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.




This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 1, 2006 and remains in effect until revoked or revised.





SIGNATURE                               TITLE                   DATE
---------                               -----                   ----

/s/ John D. DesPrez III                 Director                February 6, 2006
---------------------------
John D. DesPrez III